UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

SEMOTUS SOLUTIONS, INC.

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(Exact Name of Registrant as Specified in its Charter)

Nevada 0-21069 36-3574355

(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)

16400 Lark Ave., Suite 230 Los Gatos, CA 95032

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(Address of Principal Executive Offices) (Zip Code)

(408) 358-7100

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(Registrant's Telephone Number, including area code)

ITEM 7. Financial Statements and Exhibits.

    The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
99.1	Press Release of Semotus Solutions, Inc. dated February 12, 2004.

ITEM 12. Results of Operations and Financial Condition

On February 12, 2004, Semotus Solutions, Inc. (the "Company") issued a press release with respect to its financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the quarter ended December 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEMOTUS SOLUTIONS, INC.

Date: February 12, 2004

By: /s/ Anthony N. LaPine

Anthony N. LaPine,

President and Chief Executive Officer